SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant Sec.240.14a-12


                            BELLAVISTA CAPITAL, INC.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:__________
    2) Aggregate number of securities to which transaction applies: ____________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: _____________
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    5) Total fee paid: ______________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid: ______________
    2) Form, Schedule or Registration Statement No: ______________
    3) Filing Party:  ______________
    4) Date Filed:  ______________

                            BellaVista Capital, Inc.

                          420 Florence Street Suite 200
                               Palo Alto, CA 94301
                                 (650) 328-3060

--------------------------------------------------------------------------------


                    Notice of Annual Meeting of Shareholders


To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of BellaVista Capital, Inc., a Maryland corporation (the "Company"), for the fiscal year ended September 30, 2006, to be held on Tuesday, February 27, 2007, at 10:00 AM Pacific Standard Time, at the Palo Alto Elks Lodge 4249 El Camino Real, Palo Alto, California, for the following purposes:

1. The election of one Class I Director to serve until the Company's Annual Meeting of Shareholders for the year ended September 30, 2009, or until such director's successor is elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on January 1, 2007 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

Management desires to have a maximum representation of shareholders at the Annual Meeting. Only shareholders entitled to notice and to vote, and other invited guests of the Company, shall attend. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A shareholder may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                           By Order of the Board of Directors


Palo Alto, California                      Eric Hanke
January 5, 2007                            Secretary





--------------------------------------------------------------------------------

          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE
          ENCLOSED PROXY, AND PROMPTLY RETURN IT IN THE ENCLOSED
          STAMPED ENVELOPE.

--------------------------------------------------------------------------------

                            BellaVista Capital, Inc.

                          420 Florence Street Suite 200
                               Palo Alto, CA 94301
                                 (650) 328-3060

                                 Proxy Statement
      Annual Meeting of Shareholders for the Year Ended September 30, 2006
                          To Be Held February 27, 2007



GENERAL INFORMATION

The Board of Directors of BellaVista Capital, Inc., a Maryland corporation (the "Company"), is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, February 27, 2007, at 10:00 AM Pacific Standard Time, at The Palo Alto Elks Lodge 4249 El Camino Real, Palo Alto, California, and at any adjournment or postponement thereof. Shareholders were notified of the meeting on or about January 5, 2007, and this proxy statement and the accompanying proxy are being provided to shareholders beginning on or about January 5, 2007.

Voting of Proxies

The only class of the Company's capital stock currently outstanding is its common stock. Shares of the common stock represented by all properly executed proxies received in time for the scheduled meeting will be voted in accordance with the choices specified in the proxies. If multiple proxies are received with respect to the same shares, the latest dated proxy will be voted with respect to those shares. See "Revocability of Proxies" below. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominee named in this proxy statement as the Class I director.

In the event that a quorum is not present at the time the annual meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the shareholders entitled to vote at the annual meeting, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. If the Company proposes to adjourn the annual meeting by a vote of shareholders, the persons named in the enclosed form of proxy will vote all shares of stock for which they have voting authority in favor of such adjournment.

The management and the Board of Directors know of no matters to be brought before the annual meeting other than as set forth herein. To date, the Company has not received any shareholder proposals. If any other matter of which the management and Board of Directors are not now aware is presented properly to the shareholders for action, it is the intention of the proxy holders to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

Voting Rights

Holders of shares of BellaVista Capital, Inc.'s common stock, par value $0.01 per share, at the close of business on January 1, 2007, the record date, are entitled to notice of, and to vote at, the annual meeting. As of January 1, 2007, a total of 14,266,108 shares of the Company's common stock were outstanding. Each share of common stock outstanding on the record date and the date of the annual meeting is entitled to one vote on the matter presented at the meeting, including one vote for each of the five directors to be elected at the annual meeting. The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the meeting. If a quorum is present, (1) a plurality of the votes cast at the annual meeting is required for election of a director, and (2) the affirmative vote of the majority of the shares present, in person or by proxy, at the annual meeting and entitled to vote is required for all other matters. Cumulative voting in the election of directors is not permitted and vote allocated to each share for each director position to be elected must be cast for a separate nominee.

Solicitation of Proxies

This solicitation is being made on behalf of the Company's Board of Directors. The costs of this solicitation by the Board of Directors will be borne by BellaVista Capital, Inc. Proxy solicitations will be made by mail and electronic mail. They also may be made by members of Company management by personal interview, telephone, facsimile transmission, and telegram. BellaVista Capital, Inc. does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $5,000, plus reasonable out-of-pocket expenses. Assuming no such third party solicitation costs are incurred, the total costs to the Company for this solicitation which will consist primarily of the legal, printing and mailing costs, are expected to be approximately $5,000. Total costs incurred to date have been approximately $2,500.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Company's Secretary that the proxy is revoked, by presenting a later-dated proxy, or by attending the annual meeting and voting in person.

Additional Materials

A Notice of Meeting and a form of Proxy are included with the mailing of this proxy statement. A copy of the Company's combined Annual Report to Shareholders and Form 10-K Annual Report for its fiscal year ended September 30, 2006, as filed with the Securities Exchange Commission on December 22, 2006, which includes the Company's audited financial statements for the fiscal year, also is included with the mailing of this proxy statement. The combined Annual Report to Shareholders and Form 10-K Annual Report is not to be considered a part of these proxy solicitation materials. An additional copy of the Form 10-K Annual Report, including exhibits, as well as copies of the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 2005, and March 31 and June 30, 2006, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Eric Hanke, 420 Florence Street, Suite 200, Palo Alto, California 94301; or by calling Diane Christensen at (650) 328-3060.

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of five members. The Board is divided into three classes, each having a three-year term, designated Class I (one director), Class II (two directors) and Class III (two directors), with one class standing for election at the annual meeting of shareholders each year. In addition, where there has been a vacancy on the Board of Directors due to resignation or removal or due to an increase in the size of the Board, a majority of the Board of Directors shall elect the person to fill the vacancy, provided that such person shall hold office until the next annual meeting of shareholders.

The Class I seat is standing for election at this year's annual meeting. The incumbent Class I director, Robert Puette, has been nominated to be elected as the Class I director. Patricia Wolf and Jeffrey Black are the current Class II directors, and William Offenberg and Michael Rider are the current Class III directors. William Offenberg is chairman of the Board.

The proxy holder intends to vote all proxies received by the proxy holder in the accompanying form of proxy FOR the Board's nominee for director, Robert Puette, unless otherwise specified by the shareholder. In the event the nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies for such nominee will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received for Mr. Puette and against any other nominee. As of the date of this proxy statement, the Board of Directors is not aware that the nominee is unable or will decline to serve as a director. As noted above, the nominee already serves as a director of the Company.

The election to the Board of Directors of the nominee identified in this proxy statement will require the affirmative vote of a plurality of the outstanding shares of the Company's common stock present in person or represented by proxy at the annual meeting.

The Board of Directors unanimously recommends that shareholders vote "FOR" the nominee identified below.

Nominee to Board of Directors

Name               Position with the Company       Class and Expiration of Term
----               -------------------------       ----------------------------

Robert Puette      Director                        I (term expires at the annual
                                                   meeting of shareholders
                                                   for the fiscal year ended
                                                   September 30, 2009)


Set forth below is additional information regarding the foregoing nominee.

Robert Puette, age 64, is the President of Puette Capital Management, Inc., an investment and consulting company that he founded in 2005. He has been a member of the BellaVista Board since March 1, 2002. Prior to such time, Mr. Puette served as an advisory director to the Company. Between 2001 and 2004, Mr. Puette was a partner at the WK Technology venture capital firm. Between 1997 and 2000, Mr. Puette was the President, Chief Executive Officer, and member of the Board of Directors of Centigram Communications Corporation (NASDAQ), a communications technology firm. Prior to his position at Centigram, from 1995 to 1997, Mr. Puette served as President, CEO and Chairman of the Board of Directors at NetFRAME Systems (NASDAQ), a high-availability computer server company, and from 1990 to 1993, Mr. Puette served as President of Apple USA, Apple Corporation (NASDAQ). Prior to 1990, Mr. Puette served as a Group General Manager of Hewlett-Packard Corporation (NYSE). Mr. Puette is also on the Boards of Cupertino Electric Corporation (Private), iPolicy Networks Corporation (Private), Bentek Corporation (Private), Fat Spaniel Corporation (Private) and Aether Wire Corporation (Private). He is also a former director of Cisco Systems (NASDAQ). Mr. Puette holds a BSEE degree from Northwestern University and a MSOR degree from Stanford University.

The other incumbent members of the Board of Directors are identified in the following table, including the class and expiration of their respective terms. The year of expiration in each case refers to the annual meeting of shareholders for the fiscal year ended September 30 of the stated calendar year.

                                                         Class and Expiration
Name                Position with the Company            of Term
----                -------------------------            --------------------
William Offenberg   Chairman of the Board of Directors   III (term expires 2008)
Patricia Wolf       Director                             II (term expires 2007)
Jeffrey Black       Director                             II (term expires 2007)
Michael Rider       Director, Chief Executive Officer    III (term expires 2008)
                    and Chief Financial Officer

Directors' Meetings and Committees

The Board of Directors has not established separate standing audit, nominating or compensation committees or committees performing similar functions.

The full Board of Directors acts as the audit committee for all purposes relating to communications with the auditors and responsibility for oversight of the audit. The Board has not adopted any written charter governing its activity as the de facto audit committee.

The full Board also acts as the nominating committee. The Board has no nominating committee charter, nor does it have any express policy with respect to consideration of director candidates recommended by securities holders. The Board believes that, in consideration of the size of the Company, its limited shareholder group, the lack of any public trading market for its securities and the limited resources available to the Board, that maintaining a standing nominating committee and nominating committee charter is not practical or in the best interests of the Company and its shareholders. All members of the Board have participated in the nomination process when in office, and all members of the sitting Board are expected in the future to participate in the nomination process.

Of the five current members of the Board, Michael Rider, as an officer of the Company, cannot be considered an independent director, and all other members of the Board are considered independent, as that term is defined under New York Stock Exchange Rule Section 303A, the NYSE's Corporate Governance Rules. Under those Rules, no director qualifies as "independent" unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. However, as the concern is independence from management, the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding. Accordingly, while Mssrs. Offenberg, Puette and Black and Ms. Wolf own shares of the Company's common stock, the Board views these directors/nominees as independent under these standards. In addition, a director is not independent under the NYSE Rules if: (i) the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company; (ii) the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service; (iii) (A) the director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time; (iv) the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee; or (v) the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

During fiscal year ended September 30, 2006, there were 5 regular meetings of the Board of Directors and 10 special meetings. Meetings are generally held at the Company's offices and all Board members attend in person unless that director cannot be present in person. In such cases, directors attend via a telephone conference call.

Shareholders may communicate directly with any director. Any shareholder wishing to communicate with a director may send a written communication addressed to the director to the Company's secretary, Eric Hanke, who will transmit the communication to the addressed director.

Compensation of Directors

Michael Rider is the only director of the Company who also serves as an executive officers or employee of the Company, and Mr. Rider receives no separate compensation for service on the Company's Board of Directors or on any Board committee. All directors are entitled to receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

-------------- ------------ ----------- ------------ -------------- -------------- --------------- ----------
Name              Fees        Stock       Option      Non-Equity    Nonqualified     All Other       Total
                 Earned       Awards      Awards       Incentive      Deferred      Compensation      ($)
                   Or          ($)          ($)          Plan       Compensation        ($)
                 Paid in                             Compensation     Earnings
                 Cash ($)                                 ($)            ($)
-------------- ------------ ----------- ------------ -------------- -------------- --------------- ----------
William
Offenberg          $21,750          --           --             --             --              --    $21,750
-------------- ------------ ----------- ------------ -------------- -------------- --------------- ----------
Robert
Puette             $35,420          --           --             --             --              --    $35,420
-------------- ------------ ----------- ------------ -------------- -------------- --------------- ----------
Patricia
Wolf               $35,960          --           --             --             --              --    $35,960
-------------- ------------ ----------- ------------ -------------- -------------- --------------- ----------
Jeffrey
Black              $35,960          --           --             --             --              --    $35,960
-------------- ------------ ----------- ------------ -------------- -------------- --------------- ----------

The Company's charter obligates it to indemnify its directors and officers and to pay or reimburse expenses for such individuals in advance of the final disposition of a proceeding to the maximum extent permitted from time to time by Maryland law. The Maryland General Corporation Law, the "Maryland GCL", permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was a result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.


Compensation Committee Interlocks

No interlocking relationship exists between the Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Officers of the Company

Our executive officers and senior officers and their positions are:

 Name             Position
 ----             --------

 Michael Rider    President, Chief Executive Officer and Chief Financial Officer
 Eric Hanke       Vice President, Business Development, and Secretary



Executive officers are appointed by the Board of Directors, serve at the Board's pleasure and may be removed from office at any time without cause. There are no family relationships among the directors and officers. The Company does not currently have a stock option or deferred compensation plan.

Executive Compensation

                                                                                                   Total
Name and Principal Position                  Fiscal Year          Salary          Bonus     Compensation
Michael Rider                                       2006       $ 250,000       $ 19,397       $  269,397
Chief Executive Officer, Director        2005 (9 months)         235,096             --          235,096
Eric Hanke                                          2006         159,519         70,000          229,519
Vice President, Secretary                2005 (9 months)         123,750             --          123,750


INDEPENDENT PUBLIC ACCOUNTANTS

On November 10, 2005, the registrant engaged the firm of Pohl, McNabola, Berg + Company, LLP ("PMB"), San Francisco, California, as its principal accountant to audit its financial statements. During the registrant's two fiscal years preceding the engagement and the subsequent interim period through November 10, 2005, neither the registrant nor anyone on its behalf consulted PMB regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and no written report or oral advice was provided to the registrant that PMB concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either (a) the subject of a disagreement with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with any report during such period, or (b) or any "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K during such period.

The Company's principal accountant for fiscal year 2004 was Grant Thornton LLP ("Grant Thornton"). On September 1, 2005, the Company received the resignation of Grant Thornton as its principal independent accountants.

Grant Thornton 's report on the Company's financial statements for the year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 31, 2004, and the subsequent interim periods through September 1, 2005, the date of Grant Thornton's resignation, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for any such period, nor have there been any "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K during such period. The Company believes Grant Thornton's resignation is due to internal resource constraints at Grant Thornton.

Notwithstanding the absence of "reportable events" as defined under Item 304(a)(1)(v) of Regulation S-K, the Company's auditors did identify the following two "significant deficiencies" in connection with their audit of the 2004 and 2003 Financial Statements: (i) there was a lack of evidence indicating that journal entries were reviewed and approved by appropriate finance department personnel as part of the periodic closing process; and (ii) there were not sufficient personnel in the accounting and finance department which, the auditors noted, was due in part to the assumption of additional duties by the Company's chief financial officer after the resignation of the Company's chief executive officer. Grant Thornton determined that these significant deficiencies, in the aggregate, did not constitute material weaknesses in the system of internal controls. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the company's ability to initiate, authorize, record, process, or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the company's annual or interim financial statements that is more than inconsequential will not be prevented or detected. The foregoing did not result in any disagreement or difference of opinion between the Company's management or Board and Grant Thornton.

The subject matter in the foregoing paragraph was discussed by Grant Thornton with the Company's Board of Directors, serving as the audit committee, and Grant Thornton is authorized to discuss these matters with its successor as the Company's principal independent accountant and to respond fully to the inquiries of such successor.

The Company believes that the issues raised above as (ii) during the 2003 audit were resolved during 2004 by a combination of the reduction in company assets and the redistribution of certain duties performed by the CEO and CFO to other members of the management team. The Company believes that it has segregated internal control functions to the fullest extent possible given its limited personnel and believes that the costs incurred through the addition of more personnel would outweigh any benefits the Company might yield.

The Company accrues expenses associated with principal accountant fees and services in the year being audited or serviced. The following table presents the expenses accrued by the Company for such fees and services in 2006 and 2005.

          Principal Accountant Fees and Services
          --------------------------------------------------------------------
                                                          2006           2005
          Audit fees                               $   138,160     $  248,208
          Audit-related fees                                --             --
          Tax fees                                      18,925         33,269
          All other fees                                    --             --
                                            ----------------------------------

             Total                                 $   157,085     $  281,477
                                            ==================================

Tax fees are comprised of fees related to the preparation and filing of the Company's federal and applicable state tax returns.

As noted above, the Company does not have an independent audit committee, and the full board of directors therefore serves as the audit committee for all purposes relating to communication with the Company's auditors and responsibility for the Company audit. All engagements for audit services, audit related services and tax services are approved in advance by the full board of directors of the Company. The Company's Board of Directors has considered whether the provision of the services described above for the fiscal years ended December 31, 2006 and 2005, is compatible with maintaining the auditor's independence.

All audit and non-audit services that may be provided by our principal accountant to the Company shall require pre-approval by the Board. Further, our auditor shall not provide those services to the Company specifically prohibited by the Securities and Exchange Commission, including bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinion, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions; human resources; broker-dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Oversight Board determines, by regulation, is impermissible.


BENEFICIAL OWNERSHIP OF COMMON SHARES


Beneficial Ownership of Capital Stock by Large Security Holders

As of September 30, 2006, MacKenzie Patterson Fuller, LLC, of Moraga, California, held a total of 1,233,809 shares. To the Company's knowledge, no other person beneficially owns more than 5% of Company's outstanding common stock.

Beneficial Ownership of Capital Stock by Directors and Management

As of January 1, 2007, the Company had 14,266,108 issued and outstanding shares. The following table presents information regarding the beneficial ownership of the Company's capital stock as of January 1, 2007 of: (1) each of our directors/nominees and executive officers; and (2) all of our directors and executive officers as a group. The beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.


Title of Class   Name of Beneficial Owner   Number of Shares   Percent of Class
--------------   ------------------------   ----------------   ----------------
Common Shares    William Offenberg                   107,404              0.75%
                 Robert Puette                       405,241              2.84%
                 Patricia Wolf                       167,030              1.29%
                 Jeffrey Black                       267,341              1.87%
                 Michael Rider                        12,124                  *
                 Eric Hanke                            2,170                  *
                                                     -------            -------
                 Total                               961,310              6.74%

* Less than 0.1% of shares outstanding

Section 16(a) Beneficial Ownership Reporting Compliance

Because no person has ever owned more than 10% of the Company's outstanding common stock, only the Company's executive officers and directors are known to be required to report under Section 16(a) of the Securities Exchange Act of 1934. Statements of beneficial ownership on SEC Form 3 respecting ownership of common stock were required within 10 days of becoming an officer or director and statements of changes in beneficial ownership are required within 48 hours of any such change. To the Company's knowledge, no such Statements were required to be filed during the year ended September 30, 2006, or through the date of dissemination of these proxy materials.

LEGAL PROCEEDINGS

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company's shares, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

OTHER BUSINESS

The Board of Directors knows of no other matters, which may be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgments.

SHAREHOLDER PROPOSALS -2007 ANNUAL MEETING

Shareholders are entitled to present proposals for action at a forthcoming shareholder's meeting if they comply with the requirements of the proxy rules. The Company's Bylaws provide that any shareholder wishing to bring any matter before the annual meeting must deliver notice to the Secretary at the principal executive offices of the Company not less than 90 days before the first anniversary of the mailing date of the notice of the preceding year's annual meeting. Any proposals intended to be presented at the annual meeting of shareholders for the fiscal year ended September 30, 2007 must be received at the Company's offices on or before October 30, 2007, in order to be considered for inclusion in the proxy statement and form proxy relating to such meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Palo Alto, California
January 5, 2007

                            BellaVista Capital, Inc.

                                 Revocable Proxy

             For Annual Meeting of Shareholders on February 27, 2007 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Eric Hanke, Secretary of BellaVista Capital, Inc., with full powers of substitution, to act as attorney and proxy for the undersigned to vote, as designated on this proxy, all shares of the Common Stock of BellaVista Capital, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders to be held at the Palo Alto Elks Lodge 4249 El Camino Real, Palo Alto, California, on February 27, 2007, at 10:00 a.m., Pacific Standard Time, and at any and all adjournments, in the manner indicated and in his discretion on any other business which may properly come before the meeting.

ELECTION OF DIRECTORS--The Board recommends a vote FOR election of the following nominee:

         Robert Puette as a Class I director

                FOR                 AGAINST             ABSTAIN

                [ ]                   [ ]                 [ ]




THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING. THIS PROXY WILL BE VOTED BY THE INDIVIDUAL NAMED IN THIS PROXY IN HIS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                           Dated: ___________, 2007


-------------------------                  ----------------------------
Print Name                                 Signature


-------------------------                  ----------------------------
Print Name                                 Signature

(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)